UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 8, 2009 (September 2, 2009)

Date of Report (Date of earliest event reported)

GOLDLEAF FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	000-25959	62-1453841
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

350 Technology Parkway, Suite 200, Norcross, Georgia 30071

(Address of Principal Executive Offices)

678-966-0844

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2009, Goldleaf Financial Solutions, Inc. (the “Company”) amended the Second Amended and Restated Credit Agreement dated November 30, 2006 (the “Credit Agreement”) by and among Goldleaf, Bank of America, N.A., The Peoples Bank and Wachovia Bank, N.A., as previously amended on January 17, 2008, December 24, 2008, February 18, 2009 and August 14, 2009 (the “Fifth Amendment”).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
10.1	Fifth Amendment to Second Amended and Restated Credit Agreement, dated September 2, 2009 among Goldleaf Financial Solutions, Inc., Bank of America, N.A., The Peoples Bank and Wachovia Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDLEAF FINANCIAL SOLUTIONS, INC.

	By:	/s/ Scot Kees
	Name:	Scot Kees
	Title:	General Counsel

Date: September 8, 2009